SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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/ /	Preliminary proxy statement
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(Name of Registrant as Specified in its Charter)

TIMOTHY PLAN

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1.	Title of each class of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Aggressive Growth Fund and the Timothy Plan Large/Mid Cap Growth Fund (the “Special Meeting”) on Monday, August 1, 2022 at 3:00 p.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Ultimus Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of twenty (20) funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Aggressive Growth Fund and Timothy Plan Large/Mid Cap Growth Fund (each a “Fund” and together the “Funds”) offer Class A Shares, which are sold to the public with a front-end sales charge, Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%, and Class I shares, which do not have sales charges or ongoing 12b-1 fees, but are restricted as to purchasers.

The matters to be considered at the Special Meeting will be:

1.	Approval of new investment sub-advisory agreement with Chartwell Investment Partners, LLC (“Chartwell”) by the Timothy Plan Aggressive Growth Fund’s shareholders.

2.	Approval of new investment sub-advisory agreement with Chartwell Investment Partners, LLC (“Chartwell”) by the Timothy Plan Large/Mid Cap Growth Fund’s shareholders.

Chartwell currently manages each Fund’s investment portfolio. On or about June 1, 2022, Chartwell underwent a change of control, meaning that its parent company was acquired by a third party (the “Transaction”). Under applicable law and rules relating to investment advisory and sub-advisory agreements, a sale of the type undergone by Chartwell has the effect of terminating its existing sub-advisory agreement with each Fund. The Trust’s Board of Trustees was made aware of the Transaction while it was pending and, after full and careful consideration, unanimously voted to re-engage Chartwell to manage each Fund’s securities portfolio and to strongly recommend that each Fund’s shareholders ratify its decision.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on June 8, 2022. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

The enclosed materials explain the proposal to be voted on at the special meeting in more detail. No matter how large or small your Fund holdings, your vote is extremely important. We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, your Fund’s proxy solicitor, toll-free at (855) 208-8901. Thank you for your continued investment in the Fund.

If you return a signed proxy card but do not include a vote, the proxies will vote your proxy in favor of the proposal. A copy of the Notice, Proxy Statement and Proxy Ballot are available on the Trust’s proxy solicitation web site. The Trust’s Board of Trustees, after full and careful consideration, has unanimously voted to re-engage Chartwell to manage each Fund’s securities portfolio and strongly recommends that each Fund’s shareholders ratify its decision.

If shareholders of one or both Funds fail to approve the proposal, the Board will consider other options.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur D. Ally
Chairman
June 14, 2022

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Aggressive Growth Fund

Timothy Plan Large/Mid Cap Growth Fund

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

PROXY STATEMENT

Dated June 14, 2022

SPECIAL MEETING OF SHAREHOLDERS

To be Held on August 1, 2022

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Aggressive Growth Fund and the Timothy Plan Large/Mid Cap Growth Fund (each a “Fund” and together the “Funds”), in order to seek shareholder approval of one proposal relating to each Fund. The Special Meeting will be held at the offices of Ultimus Fund Services, Inc. (“Ultimus”), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 3:00 p.m., Eastern Time, on Monday, August 1, 2022. Gemini serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about June 15, 2022. Chartwell currently manages each Fund’s investment portfolio.

On or about June 1, 2022, Chartwell underwent a change of control, meaning that its parent company was acquired by a third party (the “Transaction”). Under applicable law and rules relating to investment advisory and sub-advisory agreements, a sale of the type undergone by Chartwell has the effect of terminating its existing sub-advisory agreement with each Fund. The Trust’s Board of Trustees was made aware of the Transaction and, after full and careful consideration, unanimously voted to re-engage Chartwell to manage each Fund’s securities portfolio and to strongly recommend that each Fund’s shareholders ratify its decision.

Items for Consideration

1.	Approval of new investment sub-advisory agreements with Chartwell Investment Partners, LLC (“Chartwell”) by the Timothy Plan Aggressive Growth Fund’s shareholders.

2.	Approval of new investment sub-advisory agreements with Chartwell Investment Partners, LLC (“Chartwell”) by the Timothy Plan Large/Mid Cap Growth Fund’s shareholders.

Chartwell currently manages each Fund’s investment portfolio. On or about June 1, 2022, Chartwell underwent a change of control, meaning that its parent company was acquired by a third party (the “Transaction”). Under applicable law and rules relating to investment advisory and sub-advisory agreements, a sale of the type undergone by Chartwell has the effect of terminating its existing sub-advisory agreement with each Fund. The Trust’s Board of Trustees was made aware of the Transaction and, after full and careful consideration, unanimously voted to re-engage Chartwell to manage each Fund’s securities portfolio and to strongly recommend that each Fund’s shareholders ratify its decision.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on June 8, 2022 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Aggressive Growth Fund had a total of 4,276,749.09 shares issued and outstanding, and the Large/Mid Cap Fund, had a total of

11,999,582.85 shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

To assure your representation at the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may also vote either by telephone or online by following the instructions on the enclosed proxy card. Whether or not you plan to attend the special meeting, please vote your shares; if you attend the special meeting, you may revoke your proxy and vote your shares at the special meeting. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Funds, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account. Proxies that are properly completed but received after the Special Meeting will be included for purposes of obtaining a quorum, but will not be counted towards the vote itself. However, if the Special Meeting is adjourned to a later date and the proxy is received before the next Meeting date, the vote will be counted.

The Board has named James McGuire and Brittany Weise, Esq. as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy. If you return a signed proxy card but do not include a vote, the proxies will vote your proxy in favor of the proposal. If shareholders of one or both Funds fail to approve the proposal, the Board will consider other options.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 1, 2022. A copy of the Notice of Special Meeting and accompanying Proxy Statement are available at www.okapivote.com/Chartwell.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole Proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary, in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting, 2,138,375.5 (50% + 1) eligible shares of the Aggressive Growth Fund must be present, in person or by proxy, to constitute a quorum, and 5,999,792.4 (50% + 1) eligible shares of the Large/mid Cap Growth Fund must be present, in person or by proxy, to constitute a quorum

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposals.

Required Votes to Approve the Proposals

The affirmative vote of a “majority” of the shares entitled to vote of each Fund, as of the Record Date, is required in order to approve each Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost of The Shareholder Meeting And Proxy Solicitation

Chartwell is paying all costs associated with the Special Meeting. Certain employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations. TPL has also engaged the services of Okapi Partners LLC to assist in proxy solicitations. Chartwell will be paying the costs of Okapi Partners LLC’s services.

Who To Call With Questions

If you should have any questions regarding the proposal, or to quickly vote your shares, please call Okapi Partners LLC, your Fund’s proxy solicitor, toll-free at (855) 208-8901.

PROPOSAL # 1.	APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS WITH CHARTWELL INVESTMENT PARTNERS, LLC (“CHARTWELL”) ON BEHALF OF THE TIMOTHY PLAN AGGRESSIVE GROWTH FUND AND THE TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

Background

The Aggressive Growth Fund

The Timothy Plan Aggressive Growth Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations. This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other. The Fund invests its assets in the securities of companies, which Chartwell believes show a high probability for superior growth. Companies that meet or exceed specific criteria established by Chartwell in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under Chartwell’s investment criteria. The Fund currently offers Class A, Class C and Class I shares. The Fund commenced investment operations on October 29, 2009. The Sub-Advisory Agreement with Chartwell was last approved by the Board at a meeting held on February 18, 2022.

The Large/Mid Cap Growth Fund

The Timothy Plan Large/Mid Cap Growth Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in larger U.S. stocks. Larger stocks refer to the common stock of companies whose total market capitalization is generally greater than $2 billion. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies which Chartwell believes have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other. The Fund normally invests in a portfolio of securities which includes a broadly diversified number of common stocks that Chartwell believes show a high probability of superior prospects for above average growth. Chartwell chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. Companies that meet or exceed specific criteria established by Chartwell in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under Chartwell’s investment criteria. The Fund currently offers Class A, Class C and Class I shares. The Fund commenced investment operations on October 29, 2009. The Sub-Advisory Agreement with Chartwell was last approved by the Board at a meeting held on February 18, 2022.

The Investment Management Structure

Like most of the Timothy Plan funds, the Aggressive Growth and Large/Mid Cap Growth Funds operate under a “manager of managers” structure. Under that structure, TPL serves as the investment adviser to each Fund and is responsible for the overall management and supervision of each Fund and its operations. However, the day-to-day selection of securities for a Fund and the provision of a continuing and cohesive fund investment strategy is generally handled by one or more sub-advisers (“Investment Managers”).

One of TPL’s principal responsibilities as investment adviser is to select and recommend suitable firms to offer day-to-day investment management services to the funds as sub-advisers. These fees charged by these sub-advisory firms are paid by TPL out of the fees paid to TPL by the applicable fund.

TPL, with the Board’s approval, has engaged Chartwell to manage the Aggressive Growth Fund’s and the Large/Mid Cap Growth Fund’s investment portfolios. Chartwell has been the sub-adviser to the Aggressive Growth Fund and the Large/Mid Cap Growth Fund since October 29, 2009.

The Master Investment Adviser

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Aggressive Growth and Large/Mid Cap Growth Funds under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since each Fund’s inception in October, 2009.    The Advisory Agreement with TPL was last approved by the Board at a meeting held on February 18, 2022.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President, sole officer and 56% shareholder of CFI. Mr. Ally had over eighteen years of investment industry experience prior to founding TPL. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of the average daily net assets of the Aggressive Growth Fund, and 0.85% of the average daily net assets of the Large/Mid Cap Growth Fund. TPL pays for Chartwell’s services out of these fees. The Advisory Agreement with TPL was last approved by the Board at a meeting held on February 18, 2022.

Chartwell Investment Partners

In November, 2021, Chartwell informed TPL that on October 20, 2021, TriState Capital Holdings, Inc. (NASDAQ ticker symbol TSC, “TriState”), the parent company of Chartwell, had entered into an agreement with Raymond James Financial, Inc. (“Raymond James”) dated October 20, 2021, pursuant to which Raymond James agreed to acquire TriState (the “Transaction”). Following the Transaction between TriState and Raymond James, Chartwell will become a wholly-owned subsidiary of a subsidiary of Raymond James, Carillon Tower.

Chartwell further informed TPL that the Transaction is subject to applicable regulatory approvals and approval by TriState shareholders. In the event that the Transaction is not consummated, Chartwell will not be acquired by Raymond James and the Transaction will not be implemented, even if approved by shareholders. Under applicable law and rules relating to investment advisory and sub-advisory agreements, a sale of the type undergone by Chartwell has the effect of terminating its existing sub-advisory agreement with each Fund.

Chartwell also informed TPL that the roster of employees, investment teams, address and phone number of Chartwell will remain the same. Chartwell further informed TPL that, if the Transaction did take place, it would have the effect of terminating the existing sub-advisory agreement between the Trust, TPL and

Chartwell on behalf of the Funds. TPL informed the Board of Chartwell’s status and re-submitted Chartwell to the Board for its consideration.

At the Board’s quarterly meetings held in November, 2021, February 18, 2022 and on May 13, 2022, Chartwell kept the Board apprised of its efforts to conclude the Transaction, and at the May 13, 2022 Meeting, Chartwell informed the Board that the regulatory hurdles had been mostly cleared and the Transaction was set to conclude on or about June 1, 2022. Chartwell acknowledged that upon closing the Transaction, the current sub-advisory agreement would terminate on or about June 1, 2022, the closing date of the Chartwell transaction. Chartwell further represented to the Board that there had been no material changes in Chartwell’s business operations since its report to the Board relating to its February, 2022 renewal. The Board then formally considered the re-engagement of Chartwell, and after full consideration, approved the engagement and further approved an interim sub-advisory agreement with Chartwell that would become effective as of the Transaction’s closing date and remain in effect for a period of not greater than 150 days.

As stated above, upon Transaction closing, Chartwell will serve as sub-adviser to each Fund under an interim sub-advisory agreement that will expire 150 days after its effective date, which is October __, 2022.    Under the interim agreement, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million, or their actual expenses. Assuming that each Fund’s shareholders approve the re-engagement of Chartwell, the interim agreement will be replaced with a formal agreement which will have an initial term of not greater than two years. The compensation to be paid to Chartwell if the formal agreement is approved will be paid to Chartwell from the fees received by TPL and will be identical to the previous agreements. The proposed new Sub-Advisory Agreements relating to the Funds are identical in all material respects to the current agreements. There have been no fee waivers made by Chartwell prior to the Transaction.

The Board also approved interim sub-advisory agreements for each Fund, commencing on the closing date of the Transaction and effective for a period of not more than 150 days. Under the interim agreements, Chartwell will provide the same services as under the current agreements and will receive its costs associated with its services, or its stated fees, whichever is less. Chartwell and the Adviser have agreed that the fees set forth in the interim agreements fairly represent Chartwell costs of services, so those fees will be paid to Chartwell by the Adviser.

For the last fiscal year ended on September 30, 2021, the Aggressive Growth Fund paid $389,531 in investment advisory fees and the Large/Mid Cap Growth Fund paid $1,020,225 in investment advisory fees.

Information Relating to Chartwell Investment Partners

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Chartwell, Chartwell serves as investment manager to the Aggressive Growth Fund and the Large/Mid Cap Growth Fund. As investment manager, Chartwell selects appropriate investments for each Fund, subject to the supervision and direction of TPL and the Funds’ Board of Trustees. As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As of September 30, 2021, Chartwell managed approximately $11.5 billion in client assets. The Sub-Advisory Agreement with the Investment Manager was last approved by the Board at a meeting held on February 18, 2022.

The following members of Chartwell make up the portfolio management team for both Funds:

Mr. Frank L. Sustersic, CFA, is a Managing Partner and Senior Portfolio Manager. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Sustersic participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity in the Funds, and he is also responsible for representing the Funds to investors

Mr. Peter M. Schofield, CFA, is a Senior Portfolio Manager. Mr. Schofield earned a bachelor’s degree in History from the University of Pennsylvania. He holds the Chartered Financial Analyst designation. From 2005 to 2010, he was Co-Chief Investment Officer at Knott Capital. From 1996 to 2005 he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Schofield serves as a Senior Portfolio Manager on Chartwell’s Large Cap Value Investing Team.

Each team member has a number of other Chartwell professionals supporting their efforts. The members of the Chartwell investment teams average in excess of 20 years’ experience in the investment field.

Additional Information about Chartwell

The information presented below (current as of March 31, 2022) is designed to provide additional information about Chartwell, the portfolio managers of Chartwell responsible for each Fund’s investments, and the means by which such persons are compensated for their services. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Peter M. Schofield	1	$401	N/A	N/A	17	$549	NA	NA	NA	NA	NA	NA
Frank Sustersic	1	$24	1	$1.9	2	$119	NA	NA	NA	NA	NA	NA

Compensation Structure

A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial paydate.

Chartwell’s investment teams participate in a revenue sharing plan and all employees participate in a 401(k) plan, which includes a matching contribution from Chartwell.

As of December 31, 2021, none of the Portfolio Managers listed above held a beneficial interest in any Timothy Plan Funds.

Board Considerations

On February 18, 2022, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, renewing the sub-investment advisory agreement for the Funds, and after full deliberation, unanimously agreed to renew the agreement with Chartwell.

During its deliberations, the Board reviewed the qualifications of Chartwell and heard a presentation by representatives of UBS PRIME Consultants and TPL relating to Chartwell. Mr. Ally of TPL expressed confidence and praise for the firm and the firm’s past service to the Funds. Mr. Ally then presented the results of his due diligence assessment, reporting that he had not found any matter that would disqualify or otherwise negatively impact his opinion of Chartwell as a sub-investment adviser for the Fund.

The Board then received written information relating to the experience, strengths, other clients and past investment performance of Chartwell and noted with approval the firm’s consistent investment performance on behalf of each Fund, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Chartwell, and that no compensation was to be paid to Chartwell other than advisory fees under the agreement, which were paid by TPL and not the Funds. Further, the Board noted with approval that the proposed compensation to be paid to Chartwell was identical to the compensation currently paid, so there would be no increase in expenses to the Fund’s shareholders. The Board also reviewed the financial condition of Chartwell and questioned both TPL and UBS at length to assure themselves that Chartwell was financially capable of undertaking the responsibilities of serving the Funds. After reviewing the information and the report of TPL and UBS, the Board agreed that Chartwell had sufficient resources to adequately serve the Fund.

Consideration of the Sub-Advisory Agreements

After unanimously agreeing to renew the Funds’ existing sub-advisory agreements for each Fund, the Board then turned its attention to the terms of the proposed sub-advisory agreements which would be necessary if the Transaction successfully closed. Under the terms of the proposed sub-advisory agreements with Chartwell, Chartwell would be responsible for providing day-to-day investment advice and choosing the securities in which the Funds invest. Chartwell would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by Chartwell. Chartwell would not be responsible for mistakes or errors of judgment in its management of the investments of the Funds unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreements would have an initial term of just under two years and could be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust’s independent Trustees. The proposed sub-advisory agreements may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreements would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreements with Chartwell are included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein. The proposed sub-advisory agreements are identical in all material respects to the previous agreements.

Pursuant to applicable law and rules, the Board of Trustees considered the following five factors in coming to a decision as to whether to approve or renew an investment advisory agreement. Those factors are:

(a) the nature, extent and quality of services to be provided by the adviser or sub-adviser,

(b) the investment performance of the Fund(s) and the adviser or sub-adviser,

(c) the costs of the services to be provided and profits to be realized by the adviser or sub-adviser and its affiliates from the relationship with the Fund(s),

(d) the extent to which economies of scale would be realized as the Fund(s) grows,

(e) whether fee levels reflect these economies of scale for the benefit of the Fund’s investors,

(f) if the Board relied on comparisons of the advisory services and fees similar to those of the adviser or sub-adviser, a description of those comparisons and a discussion regarding how they assisted the Board in concluding that the agreement should be approved; and

(g) if applicable, any benefits derived or to be derived by the adviser or sub-adviser from the relationship with the Fund(s), such as soft dollar arrangements by which brokers provide research to the Fund(s) or their adviser or sub-adviser in return for allocating the Fund’s brokerage.

The Board discussed the factors set forth above and also the proposed fees payable to Chartwell for its services to the Fund. Since those fees would be paid to Chartwell by TPL out of the fees it received from each Fund, the Board sought TPL’s opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that Chartwell was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because Chartwell’s proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve the proposed sub-advisory agreements for each Fund and to seek shareholder approval of their choice. The Board also unanimously approved an interim agreement under which Chartwell could continue to provide services to the Funds for a period of not more that 150 days after the Transaction closed, pending shareholder approval of the formal agreements. The Board undertook that action in order to assure that the Funds continued to have professional management.

Fees and Expenses

If each Fund’s shareholders approve the proposed sub-advisory agreements, TPL will pay Chartwell an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. These fees are identical to the fees previously paid to Chartwell.

The fees described above shall be computed daily based upon the net asset value of each Fund as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.

Financial Effect on the Fund

If each Fund’s shareholders approve the proposed sub-advisory agreements, the fees paid by shareholders of each Fund will remain exactly the same. Each Fund’s shareholders currently pay total investment advisory fees of 0.85% per annum of the average daily assets of the Fund to TPL. If each Fund’s shareholders approve the proposed sub-advisory agreements, TPL will pay Chartwell’s fees from the fee it receives from the Funds.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

For all the reasons enumerated above, the Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” Proposal # 1.

OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Funds, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the Financial Industry Regulatory Administration (“FINRA”).

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Funds pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Ultimus Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated March 31, 2022, and the Trust’s audited annual financial report, dated September 30, 2021.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE AGGRESSIVE GROWTH FUND, BY CLASS AND TOTAL

As of June 8, 2022

Class A	Class C	Class I	Total
3,328,916.59	348,415.9	599,416.6	4,276,749.09

TOTAL OUTSTANDING SHARES

OF THE LARGE/MID CAP GROWTH FUND, BY CLASS AND TOTAL

As of June 8, 2022

Class A	Class C	Class I	Total
8,492,062.878	1,193,079.159	2,314,440.817	11.999,582.85

HOLDERS OF MORE THAN

5% OF THE AGGRESSIVE GROWTH FUND’S SHARES

As of June 8, 2022

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class
Edward Jones & Co. FBO Client Accts 12555 Manchester Road St. Louis, MO 63131	A	247,847.5340	7.45%
Pershing LLC FBO Client Accts 1 Pershing Plaza Jersey City, NJ 07399	A	187,870.391	5.64%
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	I	45,368.266	7.57%
Pershing LLC FBO Client Accts 1 Pershing Plaza Jersey City, NJ 07399	I	127,151.949	21.21%
Axos Clearing LLC FBO Client Accts PO Box 6503 Englewood, CA 80155	I	129,987.767	21.69%
National Financial Services, LLC FBO Client Accts 499 Washington Blvd Jersey City, NJ 07310	I	35,168.199	5.87%
Lincoln Investment Planning LLC FBO Client Accts 601 office Center Drive, Suite 300 Fort Washington, PA 198034	I	37,737.928	6.30%

HOLDERS OF MORE THAN

5% OF THE LARGE/MID CAP GROWTH FUND’S SHARES

As of June 8, 2022

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class
Edward Jones & Co. FBO Client Accts 12555 Manchester Road St. Louis, MO 63131	A	1,685,442.577	19.85%
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	I	228,940.519	9.89%
Pershing LLC FBO Client Accts 1 Pershing Plaza Jersey City, NJ 07399	I	436,294.432	18.85%
Axos Clearing LLC FBO Client Accts PO Box 6503 Englewood, CA 80155	I	117,068.375	5.06%

Timothy Plan Officer/Director Ownership of Fund Shares

EXHIBIT B

Sub-Advisory Agreement

The Timothy Plan Aggressive Growth Fund

THIS AGREEMENT is made and entered into as of the __ day of August, 2022, by and between The Timothy Plan, a Delaware business trust (the “Trust”), Timothy Partners, Ltd., a Florida Limited Partnership (the “Adviser”), and Chartwell Investment Partners, LLC, a corporation (the “Investment Manager”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”) and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a “Fund”); and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Trust has engaged Adviser to provide investment management services to each Fund in the Trust; and

WHEREAS, the Adviser desires to retain Investment Manager to render certain investment management services to the Timothy Plan Aggressive Growth Fund (the “Portfolio”), and Investment Manager is willing to render such services; and

WHEREAS, the Trust consents to the engagement of Investment Manager by Adviser.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Investment Manager

(a)	Services. Investment Manager agrees to perform the following services (the “Services”) for the Portfolio:

(1)	manage the day-to-day investment and reinvestment of the Portfolio’s assets;

(2)	continuously review, supervise, and administer the investment program of the Portfolio;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) by and for the Portfolio having due regard for any restrictions on such investments as set forth from time to time by the Adviser;

(4)	provide the Adviser with records concerning Investment Manager’s activities which the Trust is required to maintain; and

(5)	render regular reports to the Trust’s and/or Adviser’s officers and directors concerning Investment Manager’s discharge of the foregoing responsibilities.

Investment Manager shall discharge the foregoing responsibilities subject to the overall control of the officers, directors, and trustees of the Adviser, in compliance with such policies as the Board of Trustees of the Trust may from time to time establish, in compliance with the objectives, policies, and limitations of the Portfolio as set forth in the Trust’s prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. The Adviser will provide Investment Manager with a copy of each registration statement relating to the Portfolio promptly after it has been filed with the Securities and Exchange Commission. All Services to be furnished by Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of Investment Manager or through such other parties as Investment Manager may determine from time to time.

Investment Manager agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein. Investment Manager may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected.

Unless expressly assumed under this Agreement by Investment Manager, the Trust and/or Adviser shall pay all costs and expenses normally incurred by the Portfolio in connection with the Trust’s operation and organization. To the extent Investment Manager incurs any cost by assuming expenses which are an obligation of the Adviser or Trust, the Adviser or Trust shall promptly reimburse Investment Manager for such costs and expenses.

(b)

Books and Records.    All books and records prepared and maintained by Investment Manager for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefor, Investment Manager shall surrender to the Trust copies of such of the books and records so requested. The Trust acknowledges that Investment Manager is required to maintain books and records of its activities under the Investment Advisers Act of 1940, as amended, and agrees to allow Investment Manager to retain copies of such records of the Trust as required under federal law. Investment Manager agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust. However, Investment Manager may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of Adviser, the Portfolio or the Trust. Investment Manager may disclose that Adviser, the Portfolio and the Trust are its clients.

2.

Portfolio Transactions. Investment Manager is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Portfolio and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust’s currently effective prospectus and statement of additional information. When Investment Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Investment Manager, Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best net results of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by Investment Manager in the manner Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients. Further, the Trust has adopted procedures pursuant to Rules 17(a) and 17(e) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Portfolio and an affiliated broker or dealer (Rule 17(e)). Investment Manager shall at all times conduct its activities in compliance with such procedures. Investment Manager shall prepare a report at the end of each fiscal quarter reporting on Investment Manager’s compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures.    Investment Manager will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3.

Compensation of Investment Manager. For its services rendered to the Portfolio, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Portfolio’s average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

The fees described above shall be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Trust’s procedures for calculating Portfolio net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information. During any period when the determination of the Portfolio’s net asset value is suspended by the trustees of the Trust, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

The fees described above are annual fees, payable 1/12th monthly. Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered. In the event that this Agreement is terminated prior to the end of a month in which Investment Manager is providing Services, Adviser shall pay to Investment Manager fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered. Investment Manager shall have no right to obtain compensation directly from the Portfolio or the Trust for Services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

4.	Status of Investment Manager. The services of Investment Manager to the Trust are not to be deemed exclusive, and Investment Manager shall be free to render similar services to others.

The Trust and Adviser agree that Investment Manager may give advice or exercise investment responsibility and take other action with respect to accounts of other clients which may differ from advice given or the timing or nature of action taken with respect to the Portfolio; provided that Investment Manager acts in good faith, and provided further that it is Investment Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other client accounts, taking into account the investment objectives and policies of the Portfolio and any specific instructions applicable thereto. Investment Manager agrees that the use of the “Screened List” as set forth in the Confidentiality Agreement entered into by Investment Manager and Advisor, which Agreement is incorporated herein by specific reference, shall be kept in strictest of confidence and shall be used for no other purpose than that set forth therein.

In order to assist Investment Manager in performing the Services to the Portfolio, the Trust and/or Adviser may from time to time provide Investment Manager with information, documents, research or writings designated as proprietary by the Trust or the Adviser. Investment Manager agrees that, upon being informed that such information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Investment Manager shall use such proprietary documents only to assist it in performing the Services to the Portfolio, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

In rendering its Services to the Portfolio, Investment Manager shall be deemed to be an independent contractor. Unless expressly authorized or requested by the Trust, Investment Manager shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement. The parties to this Agreement acknowledge and agree that the Trust may, from time to time, authorize Investment Manager to act for or represent the Trust under limited circumstances. In such circumstances, Investment Manager may be deemed to be an agent of the Trust. Except for those circumstances in which the Trust has specifically authorized Investment Manager to act for or represent the Trust, Investment Manager shall in no way be deemed an agent of the Trust.

Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business.

It is understood that the name “Chartwell Investment Partners” and any derivatives associated with that name are the valuable property of the Investment Manager. Chartwell understands and agrees that the Trust may use such name(s) in the Portfolio’s Prospectus, Statement of Additional Information and other documents comprising the Registration Statement in order to satisfy the Trust’s disclosure requirements under federal law. The Trust and Adviser each understands and agrees that in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Portfolio, the Adviser and/or the Trust shall not make public any material containing such name(s) without first obtaining the written consent of the Investment Manager, which consent shall not unreasonably be withheld. Upon the termination of this Agreement, the Trust and/or Adviser shall forthwith cease to use such name(s).

5.

Permissible Interests.    Trustees, agents, and stockholders of the Trust are or may be interested in Investment Manager (or any successor thereof) as directors, partners, officers, stockholders or otherwise, and directors, partners, officers, agents, and stockholders of Investment Manager are or may be interested in the Trust as trustees, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Liability of Investment Manager. Investment Manager assumes no responsibility under this Agreement other than to render the Services called for hereunder in good faith. Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

Adviser and the Trust agree to indemnify and defend Investment Manager, its officers, directors, and employees for any loss or expense (including reasonable attorney’s fees) arising out of or in connection with any action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio (other than any material misstatement or omission made in reliance upon and in conformity with written information furnished by Investment Manager to Adviser or the Portfolio).

7.

Representations of the Adviser and Investment Manager. Adviser represents that (a) a copy of the Trust’s Master Trust Agreement, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (b) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (c) Adviser has acted and will continue to act in conformity with the Act and other applicable laws; (d) the appointment of Investment Manager has been duly authorized; and (d) Adviser is authorized to enter into this Agreement.

Investment Manager represents that (a) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (b) Investment Manager has acted and will continue to act in conformity with the Act and other applicable laws; and (c) Investment Manager is authorized to enter into this Agreement and to perform the Services described herein.

8.

Term.    This Agreement shall remain in effect until March 31, 2024, and from year to year thereafter provided that such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a “majority” (as that term is defined in the Investment Company Act of 1940) of the Portfolio’s outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

(a)	the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Investment Manager;
(b)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and
(c)	Investment Manager may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and
(d)	the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

9.

Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:	If to the Adviser:	If to the Investment Manager

The Timothy Plan	Timothy Partners, Ltd.	Chartwell Investment Partners, LLC
1055 Maitland Center Commons	1055 Maitland Center Commons	1205 Westlakes Drive,
Maitland, FL 32751	Maitland, FL 32751	Suite 100
Arthur D. Ally	By: Covenant Funds, Inc.	Berwyn, PA 19312
President	Managing General Partner	Attn: ___________________
	Arthur D. Ally, President	Title: ___________________

10.

Amendments; Entire Agreement.    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities. This Agreement and the Confidentiality Agreement combined constitute the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes any prior agreement or understanding, whether written or oral.

11.

Code of Ethics. Pursuant to Rule 17j-1 under the Act, Investment Manager warrants, covenants and agrees that it shall have submitted its Code of Ethics to the Board of Trustees of the Trust and obtained Board approval of such Code of Ethics prior to rendering any Services to the Portfolio. Investment Manager shall submit any material changes to such Code of Ethics to the Board of Trustees for its approval within six months of making such material change. Investment Manager further warrants, covenants and agrees to comply with all applicable reporting requirements mandated by Rule 17j-1 with respect to Codes of Ethics.

12.

Proxy Voting. Except as specifically instructed by the Board of Trustees of the Trust or by the Adviser, Investment Manager shall exercise or procure the exercise of any voting rights attaching to investments of the Portfolio on behalf of the Portfolio, and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX.

13.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to any laws of conflict of such jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

The Timothy Plan	Timothy Partners, Ltd.	Chartwell Investment Partners, LLC

Arthur D. Ally	Covenant Funds, Inc.	By: ________________________
President	Managing General	Its: ________________________
Partner, Arthur D.
Ally, President

Sub-Advisory Agreement

The Timothy Plan Large/Mid Cap Growth Fund

THIS AGREEMENT is made and entered into as of the __ day of August, 2022, by and between The Timothy Plan, a Delaware business trust (the “Trust”), Timothy Partners, Ltd., a Florida Limited Partnership (the “Adviser”), and Chartwell Investment Partners, LLC, a corporation (the “Investment Manager”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”) and authorized to issue an indefinite number of series of shares representing interests in separate investment portfolios (each referred to as a “Fund”); and

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of asset management; and

WHEREAS, the Trust has engaged Adviser to provide investment management services to each Fund in the Trust; and

WHEREAS, the Adviser desires to retain Investment Manager to render certain investment management services to the Timothy Plan Large/Mid Cap Growth Fund (the “Portfolio”), and Investment Manager is willing to render such services; and

WHEREAS, the Trust consents to the engagement of Investment Manager by Adviser.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Investment Manager

(b)	Services. Investment Manager agrees to perform the following services (the “Services”) for the Portfolio:

(1)	manage the day-to-day investment and reinvestment of the Portfolio’s assets;

(6)	continuously review, supervise, and administer the investment program of the Portfolio;

(7)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) by and for the Portfolio having due regard for any restrictions on such investments as set forth from time to time by the Adviser;

(8)	provide the Adviser with records concerning Investment Manager’s activities which the Trust is required to maintain; and

(9)	render regular reports to the Trust’s and/or Adviser’s officers and directors concerning Investment Manager’s discharge of the foregoing responsibilities.

Investment Manager shall discharge the foregoing responsibilities subject to the overall control of the officers, directors, and trustees of the Adviser, in compliance with such policies as the Board of Trustees of the Trust may from time to time establish, in compliance with the objectives, policies, and limitations of the Portfolio as set forth in the Trust’s prospectus and statement of additional information, as amended from time to time, and with all applicable laws and regulations. The Adviser will provide Investment Manager with a copy of each registration statement relating to the Portfolio promptly after it has been filed with the Securities and Exchange Commission. All Services to be furnished by Investment Manager under this Agreement may be furnished through the medium of any directors, officers or employees of Investment Manager or through such other parties as Investment Manager may determine from time to time.

Investment Manager agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel in sufficient amounts and manner to perform the Services on the terms and for the compensation provided herein. Investment Manager may authorize and permit any of its officers, directors and employees to be elected as trustees or officers of the Trust and to serve in the capacities in which they are elected.

Unless expressly assumed under this Agreement by Investment Manager, the Trust and/or Adviser shall pay all costs and expenses normally incurred by the Portfolio in connection with the Trust’s operation and organization. To the extent Investment Manager incurs any cost by assuming expenses which are an obligation of the Adviser or Trust, the Adviser or Trust shall promptly reimburse Investment Manager for such costs and expenses.

(b)

Books and Records.    All books and records prepared and maintained by Investment Manager for the benefit of the Trust under this Agreement shall be the property of the Trust and, upon request therefor, Investment Manager shall surrender to the Trust copies of such of the books and records so requested. The Trust acknowledges that Investment Manager is required to maintain books and records of its activities under the Investment Advisers Act of 1940, as amended, and agrees to allow Investment Manager to retain copies of such records of the Trust as required under federal law. Investment Manager agrees not to use any records of the Trust for any purpose other than for the provision of the Services to the Trust. However, Investment Manager may disclose the investment performance of the Portfolio, provided that such disclosure does not reveal the identity of Adviser, the Portfolio or the Trust. Investment Manager may disclose that Adviser, the Portfolio and the Trust are its clients.

3.

Portfolio Transactions.     Investment Manager is authorized to select the brokers or dealers that will execute purchases and sales of securities for the Portfolio and is directed to use commercially reasonable efforts to obtain the best net results as described in the Trust’s currently effective prospectus and statement of additional information. When Investment Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Investment Manager, Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best net results of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by Investment Manager in the manner Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients. Further, the Trust has adopted procedures pursuant to Rules 17(a) and 17(e) under the Investment Company Act of 1940 relating to transactions among a Portfolio and affiliated person thereof (Rule 17(a)), and transactions between a Portfolio and an affiliated broker or dealer (Rule 17(e)). Investment Manager shall at all times conduct its activities in compliance with such procedures. Investment Manager shall prepare a report at the end of each fiscal quarter reporting on Investment Manager’s compliance with such procedures and setting forth in reasonable detail any transactions which were in violation of such procedures. Investment Manager will promptly communicate to the officers and the directors of the Adviser and Trust such other information relating to Portfolio transactions as they may reasonably request.

3.

Compensation of Investment Manager.     For its services rendered to the Portfolio, Adviser will pay to Investment Manager a fee at an annual rate equal to 0.42% of the Portfolio’s average daily assets up to $10 million, 0.40% for the next $5 million in average daily net assets, 0.35% for the next $10 million in average daily net assets, and 0.25% of average daily net assets over $25 million.

The fees described above shall be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Trust’s procedures for calculating Portfolio net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information. During any period when the determination of the Portfolio’s net asset value is suspended by the trustees of the Trust, the net asset value of a share of the Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

The fees described above are annual fees, payable 1/12th monthly. Fees for Services rendered during any month will be paid within five (5) business days after the end of the month in which such Services were rendered. In the event that this Agreement is terminated prior to the end of a month in which Investment Manager is providing Services, Adviser shall pay to Investment Manager fees accumulated during that month to the date of termination within five (5) business days after the end of the month in which such Services were rendered. Investment Manager shall have no right to obtain compensation directly from the Portfolio or the Trust for Services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

4.	Status of Investment Manager. The services of Investment Manager to the Trust are not to be deemed exclusive, and Investment Manager shall be free to render similar services to others.

The Trust and Adviser agree that Investment Manager may give advice or exercise investment responsibility and take other action with respect to accounts of other clients which may differ from advice given or the timing or nature of action taken with respect to the Portfolio; provided that Investment Manager acts in good faith, and provided further that it is Investment Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other client accounts, taking into account the investment objectives and policies of the Portfolio and any specific instructions applicable thereto. Investment Manager agrees that the use of the “Screened List” as set forth in the Confidentiality Agreement entered into by Investment Manager and Advisor, which Agreement is incorporated herein by specific reference, shall be kept in strictest of confidence and shall be used for no other purpose than that set forth therein.

In order to assist Investment Manager in performing the Services to the Portfolio, the Trust and/or Adviser may from time to time provide Investment Manager with information, documents, research or writings designated as proprietary by the Trust or the Adviser. Investment Manager agrees that, upon being informed that such information, documents, research or writings provided to it are deemed proprietary by the Trust and/or the Adviser, Investment Manager shall use such proprietary documents only to assist it in performing the Services to the Portfolio, and further agrees not to use, distribute, or publish, for its own benefit or for the benefit of others, information, documents, research or writings designated as proprietary by the Trust or the Adviser.

In rendering its Services to the Portfolio, Investment Manager shall be deemed to be an independent contractor. Unless expressly authorized or requested by the Trust, Investment Manager shall have no authority to act for or represent the Trust in any way other than as an independent contractor providing the Services described in this Agreement. The parties to this Agreement acknowledge and agree that the Trust may, from time to time, authorize Investment Manager to act for or represent the Trust under limited circumstances. In such circumstances, Investment Manager may be deemed to be an agent of the Trust. Except for those circumstances in which the Trust has specifically authorized Investment Manager to act for or represent the Trust, Investment Manager shall in no way be deemed an agent of the Trust.

Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business.

It is understood that the name “Chartwell Investment Partners” and any derivatives associated with that name are the valuable property of the Investment Manager. Chartwell understands and agrees that the Trust may use such name(s) in the Portfolio’s Prospectus, Statement of Additional Information and other documents comprising the Registration Statement in order to satisfy the Trust’s disclosure requirements under federal law. The Trust and Adviser each understands and agrees that in sales literature and reports prepared for dissemination to shareholders of and prospective investors in the Portfolio, the Adviser and/or the Trust shall not make public any material containing such name(s) without first obtaining the written consent of the Investment Manager, which consent shall not unreasonably be withheld. Upon the termination of this Agreement, the Trust and/or Adviser shall forthwith cease to use such name(s).

5.

Permissible Interests.     Trustees, agents, and stockholders of the Trust are or may be interested in Investment Manager (or any successor thereof) as directors, partners, officers, stockholders or otherwise, and directors, partners, officers, agents, and stockholders of Investment Manager are or may be interested in the Trust as trustees, stockholders or otherwise; and Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Liability of Investment Manager.     Investment Manager assumes no responsibility under this Agreement other than to render the Services called for hereunder in good faith. Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

Adviser and the Trust agree to indemnify and defend Investment Manager, its officers, directors, and employees for any loss or expense (including reasonable attorney’s fees) arising out of or in connection with any action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio (other than any material misstatement or omission made in reliance upon and in conformity with written information furnished by Investment Manager to Adviser or the Portfolio).

7.

Representations of the Adviser and Investment Manager.     Adviser represents that (a) a copy of the Trust’s Master Trust Agreement, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (b) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (c) Adviser has acted and will continue to act in conformity with the Act and other applicable laws; (d) the appointment of Investment Manager has been duly authorized; and (d) Adviser is authorized to enter into this Agreement.

Investment Manager represents that (a) a copy of the Trust’s currently effective prospectus and statement of additional information has been delivered to Investment Manager; (b) Investment Manager has acted and will continue to act in conformity with the Act and other applicable laws; and (c) Investment Manager is authorized to enter into this Agreement and to perform the Services described herein.

8.

Term.     This Agreement shall remain in effect until March 31, 2024, and from year to year thereafter provided that such continuance is approved at least annually by (1) the vote of a majority of the Board of Trustees of the Trust or (2) a vote of a “majority” (as that term is defined in the Investment Company Act of 1940) of the Portfolio’s outstanding securities, provided that in either event the continuance is also approved by the vote of a majority of the trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

(e)	the Trust or Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Investment Manager;
(f)	the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and
(g)	Investment Manager may terminate this Agreement without payment of penalty on 60 days written notice to the Trust; and
(h)	the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

9.

Notices.     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:	If to the Adviser:	If to the Investment Manager

The Timothy Plan	Timothy Partners, Ltd.	Chartwell Investment Partners, LLC
1055 Maitland Center Commons	1055 Maitland Center Commons	1205 Westlakes Drive,
Maitland, FL 32751	Maitland, FL 32751	Suite 100
Arthur D. Ally	By: Covenant Funds, Inc.	Berwyn, PA 19312
President	Managing General Partner	Attn: ___________________
	Arthur D. Ally, President	Title: ___________________

10.

Amendments; Entire Agreement.     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities. This Agreement and the Confidentiality Agreement combined constitute the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes any prior agreement or understanding, whether written or oral.

11.

Code of Ethics.     Pursuant to Rule 17j-1 under the Act, Investment Manager warrants, covenants and agrees that it shall have submitted its Code of Ethics to the Board of Trustees of the Trust and obtained Board approval of such Code of Ethics prior to rendering any Services to the Portfolio. Investment Manager shall submit any material changes to such Code of Ethics to the Board of Trustees for its approval within six months of making such material change. Investment Manager further warrants, covenants and agrees to comply with all applicable reporting requirements mandated by Rule 17j-1 with respect to Codes of Ethics.

12.

Proxy Voting.     Except as specifically instructed by the Board of Trustees of the Trust or by the Adviser, Investment Manager shall exercise or procure the exercise of any voting rights attaching to investments of the Portfolio on behalf of the Portfolio, and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX.

13.	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to any laws of conflict of such jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

The Timothy Plan	Timothy Partners, Ltd. Chartwell Investment Partners, LLC

Arthur D. Ally	Covenant Funds, Inc.	By: _______________________
President	Managing General	Its: _______________________
Partner, Arthur D.
Ally, President

The signers of this proxy hereby appoint James McGuire and Brittany Weise, Esq., and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held August 1, 2022, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2022

80 ARKAY DRIVE, SUITE 110, HAUPPAUGE, NY 11788

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Brittany Weise, an attorney and James McGuire, agents, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund (the “Fund”) to be held at the offices of Ultimus Fund Services, Inc. (“Ultimus”), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 3:00 p.m., Eastern Time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.  By Phone: Call Okapi Partners toll-free at: (855) 208-8901 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Chartwell2022 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1

	FOR	AGAINST	ABSTAIN

1. To approve the Sub-investment Advisory Agreement with Chartwell Investment Partners, LLC for its services to the Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/CHARTWELL

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2022

80 ARKAY DRIVE, SUITE 110, HAUPPAUGE, NY 11788

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Brittany Weise, an attorney and James McGuire, agents, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund (the “Fund”) to be held at the offices of Ultimus Fund Services, Inc. (“Ultimus”), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 3:00 p.m., Eastern Time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.	CONTROL #:
SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.  By Phone: Call Okapi Partners toll-free at: (855) 208-8901 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/Chartwell2022 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSAL 1

	FOR	AGAINST	ABSTAIN

1. To approve the Sub-investment Advisory Agreement with Chartwell Investment Partners, LLC for its services to the Fund.	☐	☐	☐

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 1, 2022

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/CHARTWELL